UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADIOLOGIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

3600 JP Morgan Chase Tower

2200 Ross Avenue

Dallas, Texas 75201-2776

Telephone (214) 303-2776

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held July 15, 2004

To the Stockholders of Radiologix, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Radiologix, Inc., a Delaware corporation (the “Company”), will be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201-2776, on Thursday, July 15, 2004, at 8:00 a.m., Dallas, Texas time, for the following purposes:

(1)	To elect five individuals to serve as directors until the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	To approve the adoption of the 2004 Long-Term Incentive Compensation Plan.

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2004.

(4)	To transact any other business that may properly come before the meeting or any adjournments of the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 25, 2004, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting and any adjournments.

All stockholders are invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL OUT, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed in the United States. Proxies forwarded by or for brokers or fiduciaries should be returned in accordance with their instructions to you.

BY ORDER OF THE BOARD OF DIRECTORS,

Michael L. Silhol Senior Vice President, General Counsel and Secretary

Dallas, Texas

May 28, 2004

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 15, 2004

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

The Board of Directors of Radiologix, Inc. (“Radiologix” or the “Company”) is soliciting the accompanying proxy card for use at the Company’s Annual Meeting of Stockholders to be held on Thursday, July 15, 2004, at 8:00 a.m. Dallas, Texas, time (the “Annual Meeting”) and at any adjournments of the Annual Meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201-2776. The Company’s telephone number is (214) 303-2776. This proxy statement, the accompanying proxy card and a copy of the Company’s 2003 Annual Report to Stockholders are first being sent or given to stockholders on or about June 9, 2004.

Record Date; Outstanding Shares

Stockholders of record at the close of business on May 25, 2004 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments. On the Record Date, 21,765,985 shares of the Company’s Common Stock, par value $.0001 per share (“Common Stock”), were issued and outstanding.

Revocability of Proxies

Any proxy given in response to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked before they are voted at the Annual Meeting by (i) filing a written notice of revocation bearing a later date than the accompanying proxy card with the Company’s Secretary (Michael L. Silhol), (ii) executing a later dated proxy card relating to the same shares and delivering it to the Company’s Secretary before or at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting and Solicitation

Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters submitted for a vote at the Annual Meeting. Cumulative voting for the election of directors is not permitted.

Radiologix will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, Radiologix may solicit proxies by personal interview, telephone, and similar means. No director, officer, or employee of Radiologix will be specially compensated for these activities. Radiologix has retained Morrow & Company, a proxy soliciting firm, to assist in the solicitation of proxies. Radiologix will pay the firm’s solicitation fee of $5,500 and reimburse it for certain of its out-of-pocket expenses.

Quorum; Abstentions, Broker Non-Votes

The required quorum for transacting business at the Annual Meeting is the presence in person or by proxy of a majority of the shares eligible to be cast by holders of Common Stock issued and outstanding on the Record Date. Shares voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum. They are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”).

While no definitive Delaware statutory or case law addresses the proper treatment of abstentions, we believe that abstentions should be counted to determine the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, we intend to treat abstentions the same as a vote against a proposal.

Brokers who hold shares in street name for customers generally may not vote on certain matters unless they have received instructions from beneficial owners. Brokers who do not receive instructions, however, may vote on the election of directors. In this proxy statement, “broker non-votes” means votes that brokers could have cast on other matters with respect to uninstructed shares if the brokers had received their customers’ instructions. The Delaware Supreme Court has held that, while broker non-votes should be counted to determine the presence or absence of a quorum, broker non-votes should not be counted in determining the number of Votes Cast with respect to a particular proposal on which a broker has expressly not voted. Radiologix intends to treat broker non-votes in this manner. Accordingly, a broker non-vote will not have any effect on the outcome of the voting on proposals other than the proposal to approve adoption of the 2004 Long-Term Incentive Compensation Plan. A broker non-vote will have the effect of a vote against approval of that stock plan.

PROPOSAL I: ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors consists of five members, each of whom is a nominee for re-election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all proxies received FOR the Company’s nominees named below. If any nominee becomes unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board to fill the vacancy. Radiologix is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

The nominees’ names and certain information about each of them are set forth below.

Name	Age	Current Position	Director Since
Marvin S. Cadwell (1)(2)	61	Chairman of the Board and Director	2002
Paul D. Farrell (1)(2)	40	Director	2000
Stephen D. Linehan	54	Director, Chief Executive Officer and President	2003
Joseph C. Mello (1)	45	Director	2001
Michael L. Sherman, M.D.	61	Director	1997

(1)	Member of the Audit Committee and the Compensation and Stock Plan Administration Committee of the Board of Directors.

(2)	Member of the Nominations and Governance Committee of the Board of Directors.

Marvin S. Cadwell has served as a director of the Company since June 2002. He was appointed Chairman of the Board in December 2002 and serves as Chairman of the Nominations and Governance Committee of the Board. From December 2001 until November 2002, Mr. Cadwell served as Chief Executive Officer of SoftWatch, Ltd., a company that provides internet software for the healthcare industry. From August 1995 until September 2000, Mr. Cadwell was President, Chief Executive Officer and a director of Shared Medical Systems Corporation, an application service provider (ASP) that supplied information systems to healthcare providers. He served as President and a director of that company starting in April 1995, and held a series of executive positions for various operations starting in 1975. Since July 2003, he has served as a director of ChartOne, Inc., a private company that provides patient chart management services to the health industry. Since 2001, Mr. Cadwell has also served as a director of eHealth Contracts, Inc., which provides contract management software to hospitals. He received his B.S. in Management from Wayne State University.

Paul D. Farrell (CFA) has been a Radiologix director since 2000. He serves as Chairman of the Audit Committee of the Board of Directors. From November 2001 to January 2003, he served as Senior Vice President of Pequot Capital, a private investment advisory firm. He became a principal of Pequot Capital in January 2003. From February 2000 to November 2001, Mr. Farrell was a partner with WR Capital Partners, an investment partnership focused on leveraged investments in private and public small capitalization companies. From August 1991 until he joined WR Capital Partners, Mr. Farrell was employed at Goldman Sachs & Co. as a Managing Director and Chief Investment Officer of the U.S. value investment team. Prior to joining Goldman Sachs & Co., Mr. Farrell served as a Managing Director at Plaza Investments, the investment subsidiary of GEICO Corp., a major insurance company. From June 1986 through January 1991, Mr. Farrell was a Vice President of Goldman Sachs & Co. in the investment research department and was responsible for forming that firm’s Emerging Growth Research Group. Mr. Farrell received his B.A. and M. A. in Economics from Yale University in 1985.

Stephen D. Linehan became President and Chief Executive Officer of the Company and was appointed as a Company director in February 2003. From May 2000 to August 2002, he was a director and the President and Chief Executive Officer of Rotech Healthcare, Inc., a $600 million public company in the business of home respiratory care and providing medications to patients with breathing disorders. From October 1998 to May 2000, Mr. Linehan served as Chief Executive Officer of National Healing Corporation, a privately held multi-site wound care company. From March 1997 to October 1998, he operated Linehan and Associates Consulting, through which he served as an investment banker, Chief Executive Officer and in other capacities for various clients. Prior to that, he was President of Value Rx, Inc., a billion dollar plus pharmacy benefits management company. Mr. Linehan received his B.S., Business Administration from the University of North Dakota in 1973 and his MBA from Lindenwood College in 1980. He has also served two terms as mayor of Lake St. Louis, Missouri.

Joseph C. Mello has been a Radiologix director since 2001. He has been Chief Operating Officer of Davita, Inc., a public company engaged in the business of owning and operating dialysis centers, since June 2000. Prior to joining Davita, Inc., Mr. Mello served as President and Chief Executive Officer of Vivra Asthma & Allergy from April 1998. From August 1994 to April 1998, Mr. Mello held various positions with MedPartners, Inc., including Senior Vice President/ Chief Operating Officer—Southeastern region from March 1997 to April 1998. Prior to joining MedPartners, Mr. Mello was a partner with KPMG LLP, from 1984 to 1994.

Michael L. Sherman, M.D.,F.A.C.R., has been a Radiologix director since 1997. He served as President of Advanced Radiology, P.A., a 90-person radiology practice located in Baltimore, Maryland, from 1995 to 2001, and subsequently as its board chairman and a consultant. Radiologix has a contractual relationship with Advanced Radiology, P.A. He has broad experience in the medical and business aspects of radiology. In addition, Dr. Sherman is a director of MedStar Health, a seven-hospital system in the Baltimore-Washington, D.C. market. He attended Duke University and University of Maryland Medical School, where he also received his radiology training.

Vote Required

The affirmative vote of a plurality of the Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director named above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

MEETINGS OF DIRECTORS AND COMMITTEES

Radiologix is managed under the direction of the Board of Directors. The Board meets to review significant developments affecting Radiologix and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met seven times during 2003. Each member of the Board participated in at least 75% of all Board and applicable committee meetings held.

The Board has established Audit, Compensation and Stock Plan Administration, and Nominations and Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members, and the number of meetings held during 2003 are described below.

Audit Committee. The Audit Committee: (i) appoints Radiologix’s independent auditors and monitors the independence of its independent auditors; (ii) reviews Radiologix’s policies and procedures on maintaining its accounting records and the adequacy of its internal controls; (iii) considers and pre-approves the range of audit and non-audit services performed by independent auditors and fees for those services; and (iv) reviews and considers whether to approve all transactions between Radiologix and any of its officers, directors, or other affiliates. Members of the Audit Committee are Marvin S. Cadwell, Joseph C. Mello and Paul D. Farrell. Mr. Farrell serves as Chairman of the Audit Committee. The Board of Directors has determined that all members of the Audit Committee are independent directors under Securities and Exchange Commission rules and under the new listing standards of the American Stock Exchange. In addition, the Board has determined that Mr. Farrell qualifies as an “audit committee financial expert” under Securities and Exchange Commission rules. The Audit Committee met four times during 2003. A copy of its charter is attached to this proxy statement as Appendix A.

Compensation and Stock Plan Administration Committee. The Compensation and Stock Plan Administration Committee (the “Compensation Committee”) provides recommendations to the Board regarding salaries and other compensation of Radiologix executive officers. Members of the Compensation Committee are Marvin S. Cadwell, Joseph C. Mello and Paul D. Farrell. The Compensation Committee met three times during 2003. Mr. Mello serves as Chairman of the Compensation Committee. The Board of Directors has determined that all members of the Compensation Committee are independent directors under Securities and Exchange Commission rules and under the new listing standards of the American Stock Exchange.

Nominations and Governance Committee. The Nominations and Governance Committee provides recommendations to the Board regarding persons qualified to serve on the Company’s Board of Directors, any of its committees, or as an executive officer. Members of the Nominations and Governance Committee are Marvin S. Cadwell and Paul D. Farrell. Mr. Cadwell serves as Chairman of the Nominations and Governance Committee. The Board has determined that all members of the Nominations and Governance Committee are independent directors under Securities and Exchange Commission rules and under the new listing standards of the American Stock Exchange. The Nominations and Governance Committee did not meet in 2003. A copy of its charter is attached to this proxy statement as Appendix B.

The Nominations and Governance Committee does not have a formal process of identifying nominees for director or a policy with regard to the consideration of director candidates recommended by security holders. Director nominees have normally been identified based upon suggestions by outside directors, management members, or stockholders. The Board of Directors believes that the informal process has been adequate given the Company’s size and given the historically small number of candidates recommended by stockholders. Proposed nominees are not evaluated differently depending upon who has recommended them.

Generally, Radiologix’s director selection criteria include: integrity; high level of relevant education or relevant business experience; broad-based business acumen; understanding of our business and industry; capacity for independent and strategic thinking and willingness to share ideas; ability to work as a constructive member of a team for the benefit of stockholders; willingness to participate in the Board and its activities; and diversity of experiences, expertise and backgrounds among board members.

The Board of Directors reviews periodically whether a more formal policy should be adopted. If a stockholder wishes to propose a nominee for board membership at an annual meeting, the name of that nominee and related personal and other information as indicated in the Company’s bylaws should be forwarded to the Company, in care of the Company’s corporate Secretary, at least 60 days before the annual meeting to assure time for meaningful consideration by the Board of Directors.

CODE OF ETHICS

The Board of Directors has adopted a Code of Conduct and Ethics (the “Code of Conduct”) applicable to the Company’s directors, officers and employees. The Code of Conduct is available on our website at www.radiologix.com. If the Company makes any substantial amendments to the Code of Conduct or grants any waiver, including any implicit waiver, from a provision of the Code of Conduct to the Company’s directors, officers or employees, we will disclose the nature of the amendment or waiver on that website or in a report on Form 8-K.

PROPOSAL II: TO APPROVE THE 2004 LONG-TERM INCENTIVE COMPENSATION PLAN

Background

Radiologix currently utilizes its 1996 Stock Option Plan previously approved by the stockholders for long-term incentive compensation. The following table summarizes certain information regarding our equity compensation plans as of December 31, 2003. Four options have been granted outside of the 1996 plan since the plan’s adoption. The first option was granted to a former executive before the 1996 plan was adopted and has been exercised in full. The other three were granted in 2003 to two employees and one consultant on substantially similar terms as options granted under the 1996 plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,589,139	$4.50	531,541
Equity compensation plans not approved by stockholders	225,000	2.60	NA
Total	2,814,139	$4.34	531,541

During the first four months of 2004, Radiologix granted options to purchase 505,000 shares of its common stock, primarily as employment inducements for key executives. Options to purchase 305,000 of those shares vest over a five-year period, and 200,000 vest in specified increments based on the performance (at stock prices ranging from $5.00 to $17.50 per share) of the common stock for consecutive 20-day periods applicable to each increment. No options were granted to non-employees during the first quarter. As of April 30, 2004, 128,081 options were available for future grants under the 1996 Plan.

Purpose

In evaluating the Company’s future needs in connection with incentive compensation awards for key employees, non-employee or independent directors, the Board of Directors has determined that a new plan providing more flexibility and more alternative forms of incentive compensation is needed. In May 2004, the Board of Directors unanimously determined that the adoption of a long-term incentive compensation plan for employees, a copy of which is attached to this proxy statement as Appendix C (the “2004 Plan”), is advisable to amend, restate, and replace the 1996 Stock Option Plan. The Board voted to recommend and submit the 2004 Plan to the Company’s stockholders for their approval at the next annual meeting. Information about the 2004 Plan is summarized and set forth below.

If the 2004 Plan is approved, the 1996 Stock Option Plan will no longer be utilized for any new grants. The 1996 plan will continue to govern those options previously granted by the Company in accordance with its terms. As the options under the 1996 plan expire, terminate, or are forfeited, the shares underlying those grants will become available for grant under the 2004 Plan.

The 2004 Plan provides for grants of stock options, stock appreciation rights or SARs, restricted stock, other stock-related awards, performance units designated in dollar units, and performance shares designated in units of shares of Radiologix common stock.

The purpose of the 2004 Plan is to provide a means for the Company, its subsidiaries, and other designated affiliates, which we refer to as “Related Entities,” to attract, motivate, retain, and reward high caliber executives and employees, officers, directors, consultants, and other persons who provide services to the Company and the Related Entities. The 2004 Plan also provides a means by which those persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and its Related Entities and promoting the mutuality of interests between participants and the Company’s stockholders. A further purpose of the 2004 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Related Entities, and provide participants with long-term performance incentives to expend their maximum efforts to create stockholder value.

If approved, the effective date of the 2004 Plan will be July 15, 2004. Stephen D. Linehan has been granted $50,000 of restricted stock under the 2004 Plan, effective if and when the 2004 Plan is approved and adopted by the Company’s stockholders. As of the date of this proxy statement, no other awards have been granted under the 2004 Plan.

Stockholder approval of the 2004 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the “Code,” as described below, (ii) for the 2004 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for listing shares on the American Stock Exchange.

The following is a summary of the principal features of the 2004 Plan. This summary is qualified in its entirety by reference to the complete text of the 2004 Plan. Stockholders are urged to read the actual text of the 2004 Plan in its entirety which is attached to this proxy statement as Appendix C.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2004 Plan, the total number of shares of Radiologix common stock reserved and available for grant under the 2004 Plan is 3,000,000 shares, plus any shares remaining available for grant under the Radiologix, Inc. 1996 Stock Option Plan (the “Prior Plan”).

Any shares that are subject to awards of options or stock appreciation rights are to be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights are to be counted against this limit as 1.5 shares of every one share granted. If shares subject to an award under the 2004 Plan, or an award under the Prior Plan that is outstanding on the effective date of the 2004 Plan, are forfeited, exercised, or otherwise terminate without the issuance of shares, or any such award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to the award, the shares will, to the extent of the forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for award under the 2004 Plan. In addition, if any award under the 2004 Plan or the Prior Plan is exercised through the tendering of shares or by the withholding of shares, or withholding tax liabilities arising from the awards are satisfied by the tendering or withholding of shares, the shares so tendered or withheld will again be available for awards under the 2004 Plan. Awards granted or shares issued in assumption of or in substitution for, awards previously granted by a company acquired by Radiologix or a Related Entity will not reduce the shares available for awards under the 2004 Plan. Also, shares available for grant pursuant to the terms of a pre-existing plan (with appropriate adjustments) of a company acquired by Radiologix or Related Entity may be used for awards under the 2004 Plan without reducing the shares authorized for grant under the 2004 Plan, but only to individuals who were not employees or directors of Radiologix or a Related Entity prior to the acquisition or combination.

The 2004 Plan imposes individual limitations on the amount of certain awards to comply with Code Section 162(m). Under these limitations, in any 36-month period no participant may be granted options or stock appreciation rights with respect to more than 1,000,000 shares, or restricted stock, performance shares, and/or other stock-based awards with respect to more than 500,000 shares. In addition, the maximum dollar value payable to any participant in any 12-month period with respect to performance units is $2,000,000.

A committee of our Board of Directors, which we refer to as the “Committee,” will administer the 2004 Plan. See “Administration.” The Committee is authorized to adjust the limitations described in the preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of Radiologix common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects Radiologix common stock so that an adjustment is appropriate to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility

The persons eligible to receive awards under the 2004 Plan are the officers, directors, employees, consultants, and other persons who provide services to Radiologix and the Related Entities. An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2004 Plan.

Administration

The Company’s Compensation and Stock Plan Administration Committee or a subcommittee designated thereby will administer the 2004 Plan. All Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act (unless not required for exemptions to Rule 16b-3 to apply to the transactions under the 2004 Plan), “outside directors” for purposes of Section 162(m) of the Code, and independent as defined by the American Stock Exchange or any other national securities exchange on which any securities of the Company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the Company’s Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2004 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of Radiologix common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2004 Plan, and make all other determinations that may be necessary or advisable to administer the 2004 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Radiologix common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee. However, the exercise price of an option cannot be less than the fair market value of a share of Radiologix common stock on the date of grant, and the grant price of an SAR cannot be less than 75% of the fair market value of a share of Radiologix common stock on the date of grant. For purposes of the 2004 Plan, the term “fair market value” means the fair market value of Radiologix common stock, awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of Radiologix common stock as of any given date will be the closing sales price per share as reported on the principal stock exchange or market on which Radiologix common stock is traded on the date immediately preceding the date as of which the value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee, except that no option or SAR may have a term exceeding 10 years. The Committee will determine the method by which the exercise price may be paid and the form of payment, including without limitation, cash, shares of Radiologix common stock, other awards, or other property, and the methods by or forms in which shares of Radiologix common stock will be delivered to participants.

Restricted and Deferred Stock

The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Radiologix common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. Except for certain limited situations, restriction periods will not be shorter than three years from the date of grant. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of Radiologix common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents in connection with other awards granted under the 2004 Plan, conferring on participants the right to receive cash, shares of the Company common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of Radiologix common stock or other periodic payments. Dividend equivalents may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of the Radiologix common stock, awards, or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Radiologix common stock as a bonus free of restrictions, or to grant shares of Radiologix common stock or other awards in lieu of obligations to pay cash under the 2004 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant other awards under the 2004 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Radiologix common stock, on such terms and conditions as the Committee may determine.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2004 Plan authorizes specific performance awards, which may be denominated either in dollars (referred to as “performance units”) or in shares of Radiologix common stock (referred to as “performance shares”), and which represent a conditional right to receive cash, shares of Radiologix common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified period. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not the Company’s Board of Directors.

Subject to the requirements of the 2004 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination, and forfeiture provisions and the form of settlement. One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), will be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including, but not limited to, (i) restructuring, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

After the end of each performance period, the Committee will determine the amount of any potential performance awards payable to participants in the 2004 Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Company common stock, other awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Radiologix common stock, or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2004 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Radiologix common stock or other property to be distributed will be withheld (or previously acquired shares of Radiologix common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2004 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the 2004 Plan generally will be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2004 Plan awards or under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights, or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and the accelerated exercisability, lapse, expiration, and if so provided in the award agreement, vesting, will occur automatically in the case of a “change in control” of the Company, as defined in the 2004 Plan (including the cash settlement of SARs which may be exercisable in the event of a change in control). In addition, if so provided in the award agreement with respect to any award subject to achievement of performance goals and conditions under the 2004 Plan, a pro rata portion of the award will be considered earned and payable based on the portion of the performance period completed as of the date of the change in control and based on performance to such date, or if performance is not determinable, based on target performance, and the value at target performance of the remaining portion of the award will be converted to a restricted stock award.

Unless otherwise specified in an award agreement, for purposes of the 2004 Plan, a “change in control” will be deemed to occur upon the earliest of the following:

(i) The acquisition by any Person of Beneficial Ownership (as those terms are defined in the 2004 Plan) (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of Radiologix common stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities); provided, however, that for purposes of this definition, the following acquisitions will not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation in a transaction that complies with clauses (A), (B), and (C) of subsection (iii) below; or

(ii) During any period of two consecutive years (not including any period prior to the effective date of the 2004 Plan) individuals who constitute the Board on that effective date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though the individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange, or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following the Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from the Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from the Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for the Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Amendment and Termination

The Company’s Board of Directors may amend, alter, suspend, discontinue, or terminate the 2004 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Radiologix common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2004 Plan that might increase the cost of the 2004 Plan or alter the eligibility of persons to receive awards. Stockholder approval is required, however, to lower the exercise price per share of an option after the option is granted, cancel an option when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another award, or take any other action with respect to an option that may be treated as a repricing. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on approval, although the Company’s Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems approval advisable. Unless earlier terminated by the Company’s Board of Directors, the 2004 Plan will terminate at the earliest of the following: when no shares of Company common stock remain available for issuance under the 2004 Plan, termination of the 2004 Plan by the Company’s Board, or the tenth anniversary of the effective date of the 2004 Plan.

Federal Income Tax Consequences of Awards

The 2004 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2004 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of Radiologix stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company or Related Entity that employs the optionee will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company or Related Entity and is reasonable in amount, and either the employee includes that amount in income or the Company or Related Entity timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2004 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as “ISOs.” Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Neither the Company nor the Related Entity that employs the optionee is allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company or Related Entity that employs the optionee is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company or Related Entity and is reasonable in amount, and either the employee includes that amount in income or the Company or Related Entity timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2004 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for the shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2004 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

The Company may grant SARs separate from any other award, which we refer to as “Stand-Alone SARs,” or in tandem with options, which we refer to as “Tandem SARs,” under the 2004 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company or the Related Entity that employs the recipient upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company or the Related Entity that employs the recipients will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company or Related Entity that employs the recipient generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code

Section 162(m) Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options and stock appreciation rights with grant prices that are not less than the fair market value of a share of Company common stock on the date of grant, and other performance-based awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with the options, may, if the Committee so intends, be structured to qualify as “performance-based compensation,” so as not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that awards under the 2004 Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Vote Required

The affirmative vote of a majority of the shares of Common Stock entitled to vote is required to approve the 2004 Plan. Brokers holding shares for which beneficial owners do not provide voting instructions are not entitled to vote to approve the 2004 Plan. Therefore, broker non-votes will have the effect of votes AGAINST this matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 2004 LONG-TERM INCENTIVE COMPENSATION PLAN.

PROPOSAL III: RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

Ernst & Young LLP has been appointed as the Company’s independent auditors for 2004, subject to stockholder ratification. Representatives of Ernst & Young LLP, the Company’s independent auditors for 2003, are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.

Audit Committee Report

The Audit Committee met and held discussions with management, who represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the consolidated financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent auditors also provided the Audit Committee with written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence. The Audit Committee considered the services that Ernst & Young LLP performed for the Company during fiscal 2003 other than in conjunction with the audit and review of its consolidated financial statements and determined that those services are compatible with maintaining Ernst & Young LLP’s independence.

Based upon the Audit Committee’s discussion with management and the independent auditors, and the Audit Committee’s review of management’s representation and the independent auditors’ report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for 2003, filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Paul D. Farrell (Chairman)

Marvin S. Cadwell

Joseph C. Mello

Independent Auditor Fees

The following table presents information about fees that Ernst & Young LLP charged Radiologix to audit its annual financial statements for 2003 and 2002, and fees billed for other services rendered by Ernst & Young LLP during those years.

	2003	2002
Audit Fees(1)	$452,700	$261,135
Audit-Related Fees(2)	19,500	—
Tax Fees(3)	382,100	—

Subtotal	854,300	261,135
All other Fees(4)	51,100	61,886

Total	$905,400	$323,021

(1)	Audit Fees – Audit fees billed to the Company by Ernst & Young LLP for auditing the Company’s annual consolidated financial statements and reviewing the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q. The sum reported in the 2003 column represents the audit of the 2003 consolidated financial statements and a re-audit of the Company’s 2001 consolidated financial statements, which were previously audited by Arthur Andersen LLP. No adjustments were made to the previously reported 2001 consolidated financial statements as a result of the re-audit.

(2)	Audit-Related Fees – Audit-related fees billed to the Company by Ernst & Young LLP include the audit of the Company’s 401(k) defined contribution plan.

(3)	Tax Fees – Tax fees billed to the Company by Ernst & Young LLP include services provided to prepare federal, state, and local income and franchise tax returns for 2002 and related tax services and estimated tax payments for 2003. Tax services were provided by another accounting firm in 2002.

(4)	All Other Fees – All other fees billed to the Company by Ernst & Young LLP include discussions related to the Sarbanes-Oxley Act of 2002 and Ernst & Young LLP accounting research.

Pre-approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval and any pre-approval is detailed as to the particular service or category of services. The Audit Committee may delegate pre-approval authority to one or more of its members when expedited services are necessary and has delegated authority to management related to unanticipated smaller projects that arise during the year. These engagements may not aggregate more than $10,000 quarterly for audit/accounting services and $10,000 in the aggregate quarterly for tax consultations. The Audit Committee has determined that the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young’s independence.

OTHER BUSINESS

The enclosed proxy card confers on the proxy holders discretionary authority to vote on other business that may properly come before the Annual Meeting, including matters as to which Radiologix did not receive notice a reasonable time before this proxy statement is mailed, and including a motion, if any, to adjourn the meeting to provide more time to solicit additional votes. Management knows of no other such business. If any other business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy intend to vote the shares they represent as Radiologix may recommend.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of the Common Stock as of May 25, 2004, by (i) all persons known to Radiologix to own beneficially more than 5% of the outstanding Common Stock, (ii) each Radiologix director and nominee for director, (iii) each Radiologix executive officer, and (iv) all Radiologix directors and executive officers as a group. See “Executive Compensation — Stock Option Grants and Exercises” for additional information about options that are not currently exercisable.

Name (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Common Stock Beneficially Owned
Sami S. Abbasi (3)	267,916	*
Marvin S. Cadwell (4)	57,163	*
Paul D. Farrell (5)	110,166	*
Stephen D. Linehan (6)	350,000	1.6%
Joseph C. Mello (7)	30,666	*
Richard J. Sabolik(3)	100,000	*
Michael L. Sherman, M.D. (8)	169,234	*
Michael L. Silhol(3)	3,333	*
All directors and executive officers as a group (eight persons) (9)	1,088,478	5.0%
Barclays Global Investors, NA (10) Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	1,069,629	5.0%
Goldman Sachs Asset Management (11) The Goldman Sachs Group, Inc. 10 Hanover Square New York, NY 10005	2,093,960	9.6%
MidOcean Capital Partners SB, L.P. (12) 345 Park Avenue, 16th Floor New York, 10154	1,593,040	7.3%
Jana Partners LLC (13) 536 Pacific Avenue San Francisco, CA 94133	1,970,300	9.1%

*	Less than one percent.

(1)	The address of all individuals named in the table is c/o Radiologix, Inc., 3600 JP Morgan Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201-2776.

(2)	Beneficial ownership includes voting or investment power with respect to securities in accordance with rules of the Securities and Exchange Commission. Common Stock issuable within 60 days upon exercise or conversion of an option or other security is deemed outstanding and to be beneficially owned by the option or other security holder to compute the holder’s percentage ownership. It is not deemed outstanding in computing the percentage ownership of any other person. Except for shares held jointly with a person’s spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table has sole voting and investment power over all shares shown as beneficially owned by that stockholder.

(3)	All shares included in the table underlie options exercisable within 60 days.

(4)	Includes options to purchase 49,163 shares exercisable within 60 days.

(5)	Includes options to purchase 39,166 shares exercisable within 60 days.

(6)	Includes options to purchase 300,000 shares exercisable within 60 days.

(7)	Includes options to purchase 26,666 shares exercisable within 60 days.

(8)	Includes options to purchase 89,166 shares exercisable within 60 days.

(9)	Includes options to purchase 772,077 shares exercisable within 60 days.

(10)	These securities are held by a group of banks in trust accounts for the benefit of the beneficiaries of those accounts. Barclays Global Investors, NA claims sole voting power and no dispositive power over 954,271 shares included in the table. Barclays Global Fund Advisors claims sole voting power and no dispositive power over 115,358 shares included in the table. The information included in the table and in this footnote is derived from Amendment No. 1 to the group’s Schedule 13G/A that was filed with the Securities and Exchange Commission on February 12, 2004.

(11)	Goldman Sachs Asset Management L.P. has sole voting power over 755,010 shares included in the table, shared voting power over 1,903,809 shares include in the table, sole dispositive power over 945,161 shares included in the table, and shared dispositive power over 1,148,799 shares included in the table. Goldman Sachs Trust on behalf of Goldman Sachs Small Cap Equity Fund has shared voting power over 1,148,799 shares include in the table and shared dispositive power over 1,148,799 shares included in the table. The information included in the table and in this footnote is derived from Amendment No. 2 to Goldman Sachs Asset Management, L.P.’s Schedule 13G/A that was filed with the Securities and Exchange Commission on February 12, 2004.

(12)

Includes the right to acquire 1,593,040 shares upon the conversion of senior subordinated notes held by MidOcean Capital Partners SB, L.P., formerly DB Capital Partners SBIC, L.P. Ultramar Capital, Ltd., MidOcean Capital Partners, L.P, Existing Fund GP, Ltd., MidOcean Partners, LP and MidOcean Associates, SPC may all be deemed to be beneficial owners of the shares as a result of their direct or indirect control relationship with MidOcean Capital Investors, L.P. MidOcean Capital Partners, L.L.C. is the general partner of MidOcean Capital Partners SB, L.P. MidOcean Capital Partners, L.P. is the managing member of MidOcean Capital Partners, L.L.C. Existing Fund GP, Ltd. is the general partner of MidOcean Capital Partners, L.P. MidOcean Partners, LP is the sole owner of Existing Fund GP, Ltd. and MidOcean Associates, SPC is the general partner of MidOcean Partners, LP. On February 21, 2003, MidOcean Partners, LP, and Existing Fund GP, Ltd. acquired an 80% limited partnership interest and a general partnership interest, respectively, in DB Capital Partners, L.P. from DB Capital Partners, Inc. Prior to this time, none of Ultramar Capital, Ltd., Existing Fund GP, Ltd., MidOcean Partners, LP or MidOcean Associates, SPC had a beneficial ownership interest in the common stock. J. Edward Virtue may be deemed the beneficial owner of the shares because he indirectly controls the securities, but disclaims beneficial ownership except to the extent of his pecuniary interest therein. The address for MidOcean Capital Partners, L.L.C., MidOcean Capital Partners, L.P., Existing Fund GP, Ltd., MidOcean Partners, LP and MidOcean Associates, SPC is 345 Park Avenue, 16th Floor, New York, New York 10154. The address for DB Capital Partners, Inc. is 31 West 52nd Street, New York, New York 10019.

(13)	Jana Partners LLC is a private money management firm that holds the shares included in the table in accounts under its management and control. Jana Partners LLC has sole voting and sole dispositive power over all shares included in the table. The information included in the table and in this footnote is derived from Amendment No. 1 to Jana Partners LLC’s Schedule 13D/A that was filed with the Securities and Exchange Commission on March 5, 2003.

EXECUTIVE OFFICERS OF RADIOLOGIX

Set forth below is information about each executive officer of Radiologix, including their ages as of May 25, 2004, and their positions with Radiologix.

Name	Age	Position
Stephen D. Linehan	54	Chief Executive Officer, President and Director

Sami S. Abbasi	39	Executive Vice President and Chief Operating Officer

Richard J. Sabolik	56	Senior Vice President and Chief Financial Officer

Michael L. Silhol	42	Senior Vice President, General Counsel and Secretary

Messrs. Linehan, Abbasi, Sabolik and Silhol serve pursuant to employment agreements. Information regarding each executive officer who is not a director nominee is set forth below.

Sami S. Abbasi was appointed Executive Vice President and Chief Operating Officer in October 2003. He served as Executive Vice President and Chief Financial Officer from December 2000 until October 2003. From January 2000 through June 2000, Mr. Abbasi served as Chief Financial Officer and Chief Operating Officer of Adminiquest, Inc., a private company that provided web-enabled and full-service outsourcing solutions to the insurance and benefits industry. From August 1996 through December 1999, he was Senior Vice President and Chief Financial Officer of Radiologix. From January 1995 through July 1996, Mr. Abbasi served as Vice President in the Healthcare Group of Robertson, Stephens and Company, where he was responsible for investment banking business development and executing a broad range of corporate finance transactions and mergers and acquisitions. From June 1988 through January 1995, he held various positions at Citicorp Securities, including Vice President and Senior Industry Analyst in the Healthcare Group. Mr. Abbasi received his M.B.A. from the University of Rochester and his B.A. in Economics from the University of Pennsylvania.

Richard J. Sabolik became Senior Vice President and Chief Financial Officer of Radiologix on March 15, 2004. Mr. Sabolik served as a consultant to Radiologix from January 2004 until he became an employee. He has served as a director of Concentra, Inc. since June 2003. He previously served as Chief Executive Officer of ez-GT, Inc., an Internet-based transportation services company that he founded in March 2000. Prior to that time, he was a partner with KPMG LLP from July 1981 to January 2000, where he served large regional and national clients and was responsible for various regional KPMG health care practices and national service offerings. He also was a member of KPMG’s National Health Care Practice “Board of Directors” for more than 15 years. He is a member of the board of directors of the North Texas Chapter of the National Association of Corporate Directors and of the Governance Committee of CEO Netweavers, Inc. Mr. Sabolik is a Certified Public Accountant.

Michael L. Silhol joined Radiologix as Senior Vice President, General Counsel and Secretary on March 8, 2004. From 1999 until he joined Radiologix, Mr. Silhol was Vice President of Legal Operations for Triad Hospitals, Inc., one of the largest investor-owned hospital companies in the United States. He was previously operations counsel with Columbia/HCA Healthcare (n/k/a HCA, Inc.). Mr. Silhol serves as the Chair of the In-House Counsel Practice Group of the American Health Lawyers Association.

He also served on the Board of Governors of the Federation of American Hospitals during 2003/2004. Mr. Silhol received his J.D. in 1985 from the University of Wisconsin Law School. He received his B.A. from Vanderbilt University in 1983. He is a member of the Wisconsin, Tennessee and Texas state bars and is board certified in Health Law by the Texas Board of Legal Specialization.

EXECUTIVE COMPENSATION

The table below sets forth information concerning annual and long-term compensation for services in all capacities to Radiologix for 2003, 2002 and 2001 for Radiologix’s (i) Chief Executive Officer and (ii) its other executive officers (collectively, with the Chief Executive Officer, the “Named Executives”). No information is provided for the Company’s current Chief Financial Officer and its General Counsel because the Company did not employ those individuals before 2004.

Summary Compensation Table

				Long-Term Compensation
		Annual Compensation		Awards	All Other Compensation(1)
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options
Stephen D. Linehan(2)	2003	$375,692	$75,000	900,000	—
President and Chief Executive	2002	—	—	—	—
Officer	2001	—	—	—	—
Sami S. Abbasi(3)	2003	$314,500	$100,000	250,000	$2,640
Executive Vice President, Chief Operating Officer and	2002	286,000	—	75,000	2,154
Chief Financial Officer	2001	275,000	$315,000	200,000	5,250
Mark L. Wagar(4)	2003	$86,338	—	—	$570,787
Chairman of the Board and	2002	442,000	—	75,000	121,870
Chief Executive Officer	2001	425,000	$405,000	—	775
Mark S. Martin(5)	2003	$159,501	—	—	$345,013
President and	2002	338,000	—	50,000	5,500
Chief Operating Officer	2001	325,000	$295,000	—	4,922
Paul M. Jolas(6)	2003	$167,424	—	—	$250,260
Executive Vice President,	2002	229,500	—	15,000	5,500
General Counsel and Secretary	2001	221,942	$185,000	—	3,359

(1)	The table includes matching contributions allocated to the Named Executive’s accounts under the Company’s 401(k) defined contribution plan. All employees are eligible to participate in the 401(k) plan. After an employee serves 1,000 hours of employment, the Company matches one-half of the employee’s contributions up to six percent of the employee’s compensation. The employee vests in the Company contributions 20% after two years of service, 40% after three years of service, 60% after four years of service, 80% after five years of service, and 100% after six years of service. With certain exceptions, unvested matching contributions are forfeited if the employee’s service terminates. No other annual compensation, such as perquisites or other personal benefits, is required to be reported under the Securities and Exchange Commission’s rules.

(2)	Mr. Linehan was employed by Radiologix in February 2003. The amount included in the table in the Bonus column in 2003 was earned during the first year of Mr. Linehan’s employment with Radiologix which concluded in February 2004. The bonus was not paid until 2004. Mr. Linehan also earned a bonus of $50,000 payable in shares of restricted stock when and if the 2004 Long-Term Incentive Compensation Plan is approved and adopted by the Company’s stockholders.

(3)	Mr. Abbasi was appointed as Chief Operating Officer in October 2003. The amount included in the table in the Bonus column in 2003 was earned in 2003 but paid in 2004.

(4)	Mr. Wagar resigned as Chairman of the Board effective December 4, 2002, and as Chief Executive Officer in February 2003. He continued to serve as a consultant to Radiologix for six months. The amount included in the table in the All Other Compensation column in 2002 and 2003 is severance compensation paid to Mr. Wagar. The amount in the same column in 2001 is a matching contribution to his 401(k) account.

(5)	Mr. Martin resigned his positions with the Company in February 2003. The amount included in the table in the All Other Compensation column in 2003 includes $338,000 in severance compensation paid to Mr. Martin, $1,013 in consulting fees paid to Mr. Martin, and a $6,000 matching contribution to his 401(k) account.

(6)	Mr. Jolas resigned his positions with the Company effective July 31, 2003. The amount included in the table in the All Other Compensation column in 2003 includes $229,500 in severance compensation paid to Mr. Jolas, $14,760 in consulting fees paid to Mr. Jolas, and a $6,000 matching contribution to his 401(k) account.

Stock Option Grants and Exercises

The following table sets forth information about options granted in 2003 to the Named Executives. Radiologix had outstanding 2,814,139 options to purchase Common Stock as of December 31, 2003.

Option Grants in 2003

Individual Grants
Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)(1)	Expiration Date	Potential Realizable Value At Annual Rate of Stock Price Appreciation for Option Term (2)
						5% ($)	10% ($)
Stephen D. Linehan	900,000	(3)	57.5%	$2.51	2/6/13	$1,420,673	$3,600,264
Sami S. Abbasi	250,000	(4)	16.0%	$2.60	5/9/13	$408,782	$1,035,933
Mark L. Wagar (5)	—		—	—	—	—	—
Mark S. Martin (5)	—		—	—	—	—	—
Paul M. Jolas (5)	—		—	—	—	—	—

(1)	The exercise price may be paid in shares of Common Stock owned by the Named Executive, in cash, or in any other form of valid consideration as determined by the Compensation Committee in its discretion.

(2)	Dollar amounts in these columns represent the value that might be realized upon exercise of the options immediately before they expire, assuming that the market price of Common Stock appreciates from the grant date at assumed annual rates of 5% and 10% (compounded annually) until the end of the 10-year term. The Securities and Exchange Commission prescribed the assumed appreciation rates. They are not intended to forecast future appreciation, if any, of the price of the Common Stock. These numbers do not take into account option provisions for early expiration following termination of employment, nontransferability or vesting periods. Because the vesting schedule for these option grants (see footnotes 3 and 4 below) are tied, in large part, to the Company’s Common Stock reaching targeted closing sales prices, some of which will not be triggered under the assumed annual rates of 5% and 10% mandated by the Securities and Exchange Commission, the Company believes that the potential realizable price appreciation amounts included in the table are overstated.

(3)	Mr. Linehan’s options vest as follows: 200,000 options vested on the commencement of his employment with the Company; 100,000 options vested on the one year anniversary of his commencement date; and 100,000 options vest on the two year anniversary of his commencement date. The next 400,000 options vest in 80,000 option increments when the closing sales price of the Company’s Common Stock exceeds the following prices for 20 consecutive trading days: $5.00; $7.50; $10.00; $12.50; and $15.00. The last 100,000 options vest when the closing sales price of the Company’s Common Stock exceeds $17.50 for 20 consecutive trading days.

(4)	Mr. Abbasi’s options vest as follows: 75,000 options vested immediately upon their grant to Mr. Abbasi on May 9, 2003; 25,000 options vested on the one year anniversary of the original grant date; and 25,000 options vest on the two year anniversary of the original grant date. The remaining 125,000 options vest in 25,000-option increments when the closing sales price of the Company’s Common Stock exceeds the following prices for 20 consecutive trading days: $5.00; $7.50; $10.00; $12.50; and $15.00.

(5)	Mr. Wagar resigned as Chairman of the Board effective December 4, 2002, and as Chief Executive Officer in February 2003. Mr. Martin resigned his positions with the Company in February 2003. Mr. Jolas resigned his positions with the Company in July 2003.

The following table sets forth information about options exercised in 2003 by the Named Executives and the unexercised options held by the Named Executives at December 31, 2003.

Aggregated Option Exercises In 2003 and Year-End Values

	Shares Acquired On Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End($) (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen D. Linehan	—	—	200,000	700,000	$176,000	$616,000
Sami S. Abbasi	—	—	220,000	305,000	$62,500	$141,250
Mark L. Wagar (3)	—	—	—	—	—	—
Mark S. Martin (3)	66,666	$17,500	—	—	—	—
Paul M. Jolas (4)	—	—	40,600	—	—	—

(1)	The value realized equals the fair market value of the Common Stock acquired on the date of exercise minus the exercise price.

(2)	Based on the closing price of the Common Stock of $3.99 per share as of December 31, 2003, less the option exercise price.

(3)	Mr. Wagar resigned as Chairman of the Board effective December 4, 2002, and as Chief Executive Officer in February 2003. Mr. Martin resigned his positions with the Company in February 2003.

(4)	Mr. Jolas resigned his positions with the Company in July 2003. In connection with his termination of employment the Company extended the post employment exercise period for the options included in the table until July 31, 2004.

Employment Contracts

Radiologix has employment agreements with Messrs. Linehan, Abbasi, Sabolik and Silhol, each of whom receives annual base salaries at the rate of $440,000, $325,000, $285,000 and $215,000, respectively. Mr. Linehan is also entitled to bonus compensation of at least $125,000 by the end of the first year of his employment with Radiologix. Under his employment agreement Mr. Linehan is entitled to reimbursement for his attorney’s fees in negotiating his employment contract, moving expenses, and income tax liability attributable to those reimbursements. Until their termination of employment with Radiologix, Radiologix also had employment agreements with Messrs. Wagar, Martin, and Jolas, who received annual salaries at the rate of $442,000, $338,000, and $229,500, respectively.

In April 2004, the bonus compensation to which Mr. Linehan was entitled under his employment agreement was modified. In lieu of receiving $125,000 as a cash bonus, Mr. Linehan received $75,000 in cash; the remaining $50,000 was made payable in shares of restricted stock, subject to approval and adoption of the 2004 Long-Term Incentive Compensation Plan by the Company’s stockholders.

Mr. Linehan’s employment agreement has a three-year term. The employment agreements of Messrs. Abbasi, Wagar, Martin, and Jolas have or had one year terms with automatic successive one year renewals.

The employment agreements of Messrs. Linehan, Abbasi, Wagar, Martin, and Jolas provide or provided that if Radiologix terminates the employee (i) other than for cause or (ii) upon disability, or (iii)

if the employee voluntarily terminates employment due to an adverse change in duties or a Company violation of the employment agreement, Radiologix will pay the employee one year’s annual base salary at the most current rate in one lump sum, plus all accrued but unpaid wages and expense reimbursements. If the employee’s employment terminates following a change in control transaction (as defined in the employment agreements), then Radiologix will pay the employee two times the employee’s most recent annual base salary and two times the amount of the employee’s most recent bonus, as well as provide up to two years of other employee benefits. Each employment agreement contains a covenant not to compete with Radiologix for a period of one year following termination of employment.

In connection with the commencement of their employment with Radiologix in March 2004, Messrs. Sabolik and Silhol were granted stock options under the 1996 Plan to acquire 300,000 shares and 100,000 shares of Common Stock, respectively, at $3.64 per share (the closing sale price of the Common Stock on the American Stock Exchange on the grant date). Mr. Sabolik’s options vested as to 100,000 shares on the grant date. The next 175,000 options vest in 35,000-option increments when the closing sales price of the Company’s Common Stock exceeds the following prices for 20 consecutive trading days: $5.00; $7.50; $10.00; $12.50; and $15.00. The last 25,000 options vest when the closing sales price of the Company’s Common Stock closes above $17.50 for 20 consecutive trading days. Mr. Silhol’s option vests in a series of 60 successive equal monthly installments of 1/60th of the total number of option shares upon his completion of each month of employment with Radiologix over the 60-month period following the grant date.

Effective February 4, 2003, Radiologix entered into a six-month consulting agreement with Mark L. Wagar, its former Chairman of the Board and Chief Executive Officer. Mr. Wagar was entitled to receive $18,416.67 per month during which he served as a consultant to Radiologix.

Director Compensation

Pursuant to the Company’s Amended and Restated Bylaws, Board members may be compensated in a manner and at a rate determined from time to time by the Board. Directors who are Radiologix employees do not receive additional compensation for serving on the Board. Under the Company’s 1996 Stock Option Plan, directors who are not Radiologix employees receive options to purchase 30,000 shares of Common Stock when they begin service as a director. One-third of the initial options vest on each anniversary of the date board service began. Beginning with the fourth anniversary of board service and continuing each anniversary thereafter, non-employee directors receive options to purchase 10,000 shares of Common Stock, which vest in 12 equal monthly installments. The exercise price of non-employee director options is the current market price of the Company’s stock on the date of grant. Non-employee directors have been paid a monthly retainer of $1,000 for Board service, $500 for committee service, and $250 for service as a committee chair. Non-employee directors have also received $1,000 for personal attendance at any Board or committee meeting and $500 for attendance by telephone.

Marvin S. Cadwell was appointed Chairman of the Board effective December 4, 2002. In consideration of his service as Chairman, Mr. Cadwell receives $5,000 per month. He also received an option to purchase 50,000 shares of Radiologix Common Stock at an exercise price of $4.69, which was the closing price of the Common Stock on the American Stock Exchange on the date the option was granted. The option vested for 30,000 shares on December 4, 2003, and will vest thereafter for 833 shares per month for 24 months.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits the tax deduction of a public company to $1,000,000 for compensation paid to its chief executive officer or any of its four other highest paid officers. Radiologix has not adopted a policy with respect to annual executive compensation in excess of $1,000,000.

REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

The Compensation Committee is composed of independent directors and advisors who are not employees of Radiologix and who qualify as disinterested persons for purposes of Section 16(b) under the Securities Act of 1934. The Compensation Committee is responsible for reviewing all aspects of the Company’s executive compensation programs and administering the Company’s 1996 Stock Option Plan. In addition, the Compensation Committee is responsible for reviewing and recommending to the Board policies and programs for the development of management personnel and management structure and organization. Members of the Compensation Committee are Messrs. Cadwell, Farrell, and Mello. Mr. Mello chairs Compensation Committee meetings. The Compensation Committee meets during the fiscal year to establish target base compensation levels for the Company’s executive officers for that year and to finalize bonuses for the previous year’s performance with the concurrence of the Board.

The Compensation Committee believes that compensation for the Company’s employees, including the Named Executives, must be in amounts sufficient to attract, retain and motivate employees, while at the same time maintaining a productive relationship to the Company’s service and financial performance. Moreover, the Compensation Committee believes that compensation decisions should foster career opportunities for, and aid the development of, employees and encourage and reward employees who put the Company’s interests ahead of their own.

The Company’s compensation philosophy is based on the following general principles:

•	To achieve compensation levels for executive officers through base salaries and bonuses (based on short-term and long-term Company and individual performance) to attract and retain the most qualified individuals.

•	To align employees’ and stockholders’ interests in maximizing stockholder value by granting options to purchase Common Stock.

Members of the Compensation Committee are Marvin S. Cadwell, Joseph C. Mello, and Paul D. Farrell.

Compensation of the Chief Executive Officer and Other Executive Officers

Radiologix entered into an employment agreement with Stephen D. Linehan in February 2003 upon his appointment as President and Chief Executive Officer. Mr. Linehan’s employment agreement established a base salary of $440,000 per year and includes options to acquire up to 900,000 shares of the Company’s Common Stock. Mr. Wagar’s employment agreement established a base salary and provided for bonuses determined by the Compensation Committee. The other Named Executives had similar agreements.

In 2003, the Board also approved option grants to Messrs. Linehan and Abbasi. In determining the number of shares to grant under these options, the Board took into account the Company’s performance, individual job performance, employee morale, and the Company’s desire to properly compensate the executives. No specific weights were assigned to any of these factors.

In addition, the Company has a Company-wide cash compensation incentive program designed to encourage all employees to focus on results that will build sustainable value for patients, other customers and stockholders. The program gives every employee an opportunity for additional cash compensation if results are favorable on a variety of factors including patient satisfaction, revenue growth, EBITDA, days sales outstanding and resource management. Senior managers and executive officers have an additional factor related to economic value added based on return on invested capital. No incentive payments were paid to any of the Named Executives for fiscal year 2003 Company performance.

2003 Compensation Committee Members: Marvin S. Cadwell Joseph C. Mello (Chairman) Paul D. Farrell

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Common Stock over the period commencing January 1, 1998 (the first day after the effective date of the Company’s initial public offering) and ending December 31, 2003, with the Russell 2000 Index and a Peer Group Index. Each index assumes $100 invested at the close of trading on January 1, 1998, and reinvestment of dividends.

(1)	The peer group index includes the following companies: Alliance Imaging, Inc., American Surgical Corporation, Pediatrix Medical, Inc., Renal Care Group, Inc., U.S. Oncology, Inc., and United Surgical Partners, Inc. The returns of each company included in the peer group index have been weighted according to its stock market capitalization at the beginning of each period included in the graph. Syncor International Corporation and Ameripath, Inc. were included in the 2002 peer group but are not included in the 2003 peer group because Syncor International Corporation and Ameripath, Inc. were acquired by a private investor.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

IN COMPENSATION DECISIONS

The Company’s Board of Directors participated in compensation decisions during 2003. No director is or has been an officer or employee of any entity on which any executive officer of Radiologix or its subsidiaries serves as a director or a member of the compensation committee.

CERTAIN TRANSACTIONS

During 2003, Advanced Radiology, P.A. (the radiology group for which Dr. Sherman served as Chairman until May 2003) paid Radiologix $69,867,475 in service fees pursuant to the service agreement between Radiologix and the radiology group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Radiologix. Based solely upon its review of copies of the forms received, Radiologix believes that all such reports were submitted on a timely basis during 2003.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to Securities and Exchange Commission rules, stockholder proposals must be delivered to Radiologix at its principal executive offices no later than January 29, 2005, to be considered for inclusion in the Company’s proxy statement for the 2005 annual meeting of stockholders. In accordance with Section 13 of the Company’s bylaws, stockholder proposals to be considered at the 2005 annual meeting but not to be included in the proxy statement for that meeting will be considered untimely before April 10, 2005, or after May 10, 2005. Stockholder proposals should be directed to Radiologix, Inc., 3600 JP Morgan Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201-2776, Attention: General Counsel.

The Company is considering establishing procedures by which stockholders can send communications to the Board of Directors or to the non-management directors as a group. Upon their adoption, the Company will make those procedures available to stockholders, either through the Company’s website or other appropriate means. Until the procedures are developed and made available to stockholders, any communications to the Board of Directors should be sent to the Board in care of the Company’s corporate Secretary.

GENERAL

The 2003 Annual Report to Stockholders, which includes the Company’s Report on Form 10-K, is being mailed to the stockholders with this proxy statement. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon payment of the Company’s expenses in furnishing the exhibit(s). Any request for exhibits should be in writing addressed to General Counsel, Radiologix, Inc., 3600 JP Morgan Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201-2776.

BY ORDER OF THE BOARD OF DIRECTORS,

Michael L. Silhol Senior Vice President, General Counsel and Secretary

May 28, 2004

Appendix A

RADIOLOGIX, INC.

AUDIT COMMITTEE CHARTER

ARTICLE I

PURPOSE

The purpose of the Audit Committee (or “Committee”) shall be as follows:

1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2. To provide assistance to the Board of Directors with respect to its oversight of the following:

(a) The integrity of the Company’s financial statements;

(b) The Company’s compliance with legal and regulatory requirements;

(c) The independent auditor’s qualifications and independence; and

(d) The performance of the Company’s internal audit function, if any, and independent auditor.

3. To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company’s independent auditors, internal accounting staff, and management.

ARTICLE II

COMPOSITION

Appointment and Removal

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the American Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act. The Committee members shall be appointed by the Board of Directors and the Board shall also designate the chairperson of the Committee. Each member shall serve until such member’s successor is duly elected or qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

One director who is not independent as defined in the rules and regulations of the American Stock Exchange and who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

•	the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;

•	the director is not an affiliated person of the Company or any of its subsidiaries.

•	the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•	the Board of Directors discloses, in the Company’s next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

ARTICLE III

MEETINGS AND OTHER OPERATIONAL MATTERS

Meetings

The Audit Committee shall meet regularly at least four (4) times per year and otherwise as circumstances dictate. Regular meetings of the Audit Committee may be held without notice at such times and at such places as shall from time to time be determined by the chairperson of the Audit Committee, or the Company’s Board of Directors. Special meetings of the Audit Committee may be called by or at the request of any member of the Audit Committee, any of the Company’s executive officers, or the Company’s internal or independent auditors, in each case on at least twenty-four hours notice. All non-management directors who are not members of the Audit Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may request any director, officer or employee of the Company, the Company’s outside counsel, the Company’s independent auditors, or such other persons as it deems appropriate, to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Quorum

A majority of the Audit Committee members shall constitute a quorum for the transaction of the committee’s business. Unless otherwise required by applicable law, the Company’s Articles of Incorporation or bylaws, or the Board of Directors, the Audit Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present.

Actions By Written Consent

The Audit Committee may also take action by a written instrument signed by all of the members of the Audit Committee. Members of the Audit Committee may participate in committee proceedings by means of conference telephone or similar communications equipment so long as all persons participating in the proceedings can hear the others, and such participation shall constitute presence in person at such proceedings.

Delegation of Duties

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

ARTICLE IV

RESPONSIBILITIES AND PROCESSES

The Audit Committee’s primary role is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of Directors. The functions set forth below shall be the principal activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

3.	Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5.	Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

7.	Pre-approve, or adopt procedures to pre-approve, all audits, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.	To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9.	Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a)	At least annually obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b)	Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

(c)	Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

(d)	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

(e)	Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(f)	Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

(g)	Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function), if any.

Financial Reporting Process

12.	In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management.

13.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19.	Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K.

23.	Review and reassess the adequacy of this Charter on an annual basis.

Reports

24.	Prepare all reports required to be included in the Company’s proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

25.	Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

26.	The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Company’s independent auditor is responsible for auditing the financial statements and for reviewing the Company’s unaudited interim financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities. It is also the job of the Chief Executive Officers and Senior Management, rather than that of the Committee, to assess and manage the Company’s exposure to risk. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

ARTICLE V

MISCELLANEOUS

The Audit Committee may perform any other activities consistent with this charter, the Company’s Articles of Incorporation and Bylaws or governing law, as the Audit Committee or the Board deems necessary or appropriate.

As Approved by the Board of Directors of Radiologix, Inc.

February 18, 2004.

Appendix B

RADIOLOGIX, INC. (the “Company”)

NOMINATIONS AND GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominations and Governance Committee (the “Committee”) shall be as follows:

1.	To select, or recommend for the Board of Directors’ selection, the individuals to stand for election as directors at the annual meeting of stockholders or, if applicable, a special meeting of stockholders.

2.	To oversee the selection and composition of committees of the Board of Directors and, as applicable, oversee management continuity planning processes.

The Board of Directors shall determine whether the Committee shall make determinations as a committee or shall make recommendations to the Board of Directors.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the American Stock Exchange.

To the extent the Committee consists of at least three members, one director who is not independent under the rules of the American Stock Exchange may be appointed to the Committee, subject to the following:

•	the director is not a current officer or employee, or an immediate family member of a current officer or employee, of the Company;

•	the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders;

•	the Company discloses in the proxy statement for the next annual meeting subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reasons for that determination; and

•	such person does not serve under this exception for more than two years.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. Each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Board Selection, Composition, and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.	Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

3.	Review and make recommendations to the full Board of Directors, or determine, whether members of the Board should stand for re-election. Consider matters relating to the retirement of Board members, including term limits or age caps.

4.	In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board, recommend to the Board of Directors, if applicable, the class of directors in which the director-nominee should serve.

5.	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

7.	Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

8.	Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board of Directors and management.

9.	Establish, and periodically review, a policy for shareholders to recommend nominees.

Committee Selection and Composition

10.	Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

11.	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

12.	Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

13.	Periodically review the charter and composition of each committee of the Board of Directors and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity / Succession Planning Process

14.	Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

Reports

15.	Report regularly to the Board of Directors following meetings of the Committee, (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

16.	Maintain minutes or other records of meetings and activities of the Committee.

Corporate Governance. To the extent deemed appropriate by the Board of Directors and the Committee, the Committee will do as follows:

17.	Consider the adequacy of the certificate of incorporation and by-laws of the Company and recommend to the Board of Directors, as conditions dictate, that it propose amendments to the certificate of incorporation and by-laws for consideration by the stockholders.

18.	Develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board of Directors in light of such developments as may be appropriate.

19.	Consider policies relating to meetings of the Board of Directors. This may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

Appendix C

Radiologix, Inc.

2004 LONG-TERM INCENTIVE COMPENSATION PLAN

Radiologix, Inc.

2004 LONG-TERM INCENTIVE COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration	5
	(a) Authority of the Committee	5
	(b) Manner of Exercise of Committee Authority	5
	(c) Limitation of Liability.	6

4.	Shares Subject to Plan	6
	(a) Limitation on Overall Number of Shares Subject to Awards	6
	(b) Application of Limitation to Grants of Awards	6
	(c) Availability of Shares Not Delivered under Awards	7
	(d) No Further Awards Under Prior Plan	8

5.	Eligibility; Per-Person Award Limitations	8

6.	Specific Terms of Awards	8
	(a) General	8
	(b) Options	8
	(c) Stock Appreciation Rights	10
	(d) Restricted Stock Awards	11
	(e) Bonus Stock and Awards in Lieu of Obligations	12
	(f) Dividend Equivalents	12
	(g) Performance Awards	13
	(h) Other Stock-Based Awards	13

7.	Certain Provisions Applicable to Awards	13
	(a) Form and Timing of Payment Under Awards; Deferrals	13
	(b) Exemptions from Section 16(b) Liability.	14

8.	Code Section 162(m) Provisions	14
	(a) Covered Employees.	14
	(b) Performance Criteria.	14
	(c) Performance Period; Timing for Establishing Performance Goals.	15
	(d) Adjustments.	15

9.	Change in Control	15
	(a) Effect of Change in Control	15

i

	(b) Definition of Change in Control	16

10.	General Provisions	18
	(a) Compliance With Legal and Other Requirements.	18
	(b) Limits on Transferability; Beneficiaries	18
	(c) Adjustments	18
	(d) Taxes	19
	(e) Changes to the Plan and Awards	19
	(f) Limitation on Rights Conferred Under Plan	20
	(g) Unfunded Status of Awards; Creation of Trusts	20
	(h) Nonexclusivity of the Plan	20
	(i) Payments in the Event of Forfeitures; Fractional Shares	20
	(j) Governing Law	21
	(k) Non-U.S. Laws	21
	(l) Plan Effective Date and Shareholder Approval; Termination of Plan	21

ii

Radiologix, Inc.

2004 LONG-TERM INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2004 LONG-TERM INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Radiologix, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Change in Control” means a Change in Control as defined with related terms in Section 9 of the Plan.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(i) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(j) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(k) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(l) “Director” means a member of the Board or the board of directors of any Related Entity.

(m) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(n) “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(o) “Discounted Stock Appreciation Right” means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(f) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, as defined in Section 10(l) of the Plan.

2

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of Nasdaq Stock Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa) “Option Proceeds” shall mean the cash actually received by the Company for the option price in connection with the exercise of Options or options granted under the Prior Plan that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options or options granted under the Prior Plan, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently,

3

equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options or options granted under the Prior Plan, to the extent that a Participant pays the option price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ee) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ff) “Performance Share” means any grant pursuant to Section 8 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Performance Unit” means any grant pursuant to Section 8 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ii) “Prior Plan” means the Radiologix, Inc. 1996 Stock Option Plan.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in

4

combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the shares of common stock of the Company, par value $.0001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(qq) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then

5

subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for grant under the Plan shall be 3,000,000, plus any Shares remaining available for grant under the Prior Plan on the Effective Date of the Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

6

(c) Availability of Shares Not Delivered under Awards.

(i) If any Shares subject to an Award, or to an award under the Prior Plan that is outstanding on the Effective Date of the Plan, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or award under the Prior Plan that is outstanding on the Effective Date of the Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan. In the event that any option or award granted under the Prior Plan that is outstanding on the Effective Date of the Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Options or Awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again be available for Awards under the Plan.

(iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

7

(v) Any Shares that again become available for grant pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any 36-month period during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant in any 12-month period with respect to Performance Units is $2,000,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of the Share on the date of grant of the Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable

8

under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without shareholder approval.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property, and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants. No Option shall be exercisable after the expiration of ten years from the date the Option is granted, except in the event of death or disability. Except under certain circumstances contemplated by Section 9 or as may be set forth in an Award Agreement with respect to death or disability of a Participant, Options will not be exercisable before the expiration of one year from the date the Option is granted.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or its Subsidiary and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the

9

extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company and its Subsidiaries during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 75% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval. A Freestanding Stock Appreciation Right shall have a term not greater than ten years, and shall not be exercisable before the expiration of one year from the date of grant, except under certain circumstances contemplated by Section 9 or as may be set forth in an Award Agreement with respect to death or disability of a Participant.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in

10

tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Minimum Vesting Period. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or

11

grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

(iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iv) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(v) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(f) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents in connection with another Award granted to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment

12

vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(g) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Other Stock-Based Awards subject solely to future service requirements shall be subject to restrictions for a period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

7. Certain Provisions Applicable to Awards.

(a) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not

13

listed for trading on either the American Stock Exchange or a national securities exchange, then the rules of the Nasdaq Stock Market. Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(b) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Code Section 162(m) Provisions.

(a) Covered Employees. If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

(b) Performance Criteria. If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic

14

mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv) and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Performance Award, Restricted Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under the Plan, (A) a pro rata portion of the Award shall be

15

considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, for purposes of Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company (other than for “cause” as defined in the Award Agreement) within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 9(a)(i), (ii) and (iii) above.

(b) Definition of “Change in Control” . Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of

16

either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

17

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares

18

by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be

19

listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective upon approval by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan (“Effective Date”). The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

21

FORM OF PROXY CARD

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named and FOR Proposal Nos. 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Election of Directors

	FOR all nominees listed to the right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	NOMINEES: Marvin S. Cadwell; Paul D. Farrell; Stephen D. Linehan; Joseph C. Mello; and Michael L. Sherman, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 2004			In their discretion, such attorneys-in-fact and proxies are authorized to vote upon such other business as properly may come before the meeting, including adjournment.

FOR	AGAINST	ABSTAIN	I will ☐ will not ☐ be attending the meeting

☐	☐	☐
YOU ARE REQUESTED TO COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY. ALL JOINT OWNERS MUST SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE OFFICERS, OR IN OTHER REPRESENTATIVE CAPACITIES SHOULD SO INDICATE.
Approval of the adoption of the 2004 Long-Term Incentive Compensation Plan

FOR	AGAINST	ABSTAIN	Date: , 2004

☐	☐	☐	Signature

Signature

* FOLD AND DETACH HERE *

RADIOLOGIX, INC.

3600 JP MORGAN CHASE TOWER

2200 ROSS AVENUE

DALLAS, TEXAS 75201-2776

Annual Meeting of Stockholders to be held July 15, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) of Radiologix, Inc., a Delaware corporation (the “Company”), hereby appoints Stephen D. Linehan and Michael L. Silhol, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201-2776, at 8:00 A.M., local time, on Thursday, July 15, 2004, and at any adjournment thereof.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *